EXHIBIT 99.12

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

	M3
CUSIP or ISIN
BBERG ID
Deal Name	FNLC 2005-4
Issuer Name	First NLC Trust 2005-4
Parent Name	First NLC Financial Services, LLC
Original Class Balance M-3	$18,920,000
Current Class Balance M-3	$18,920,000
Portfolio Name
Sector	Subprime
Settle Date	Expected 12/22/05
Collateral Balance	$774,278,089
Original # of Loans	4,267
Avg. Loan Balance	$181,457
Initial WAC	7.68%
Initial WAM	353
Rem. WAM	352
Moody’s	6.70%
S&P	3.09%
Fitch	N/A
WA FICO	628
< 500	0.00%
< 550	11.18%
<575	18.19%
< 600	28.39%
> 650	34.71%
> 700	10.16%
WA DTI	43.99%
> 40%	77.95%
> 45%	55.71%
WA LTV	81.03%
> 80	32.16%
> 90	11.54%
% IO	30.78%
IO FICO	657
IO with FICO <575	0.04%
IO Term	60
IO Term %	30.78%
IO LTV	80.77%
% 15 yr Fixed	0.60%
%30 yr FIXED	13.28%
% Balloons	9.88%
40 yr	0.00%
2/28 Hybrids	48.29%
3/27 Hybrids	32.51%
5/25 Hybrids	0.89%
<= 1/29 Hybrids	0.00%
% 2nd Lien	4.90%
% Silent 2nds	32.84%
MTA?	N/A
MTA Limit	N/A
Negam?	No Negam
MI Company	No MI
MI coverage %	No MI
Single Family	83.90%
2-4 Family	11.06%
Condo	4.97%
Co-op	0.00%
PUD	0.01%
MH	0.06%
Owner	96.89%
Second Home	0.00%
Investor	3.11%
Refi	2.00%
Cash Out	58.08%
Purchase	39.92%
Full Doc	42.82%
Reduced Doc	0.22%
No Doc	56.95%
State 1	CA
% State 1	28.94%
State 2	FL
% State 2	17.10%
State 3	IL
% State 3	12.49%
State 4	MD
% State 4	5.21%
Sub %	25.00%
Initial OC %	3.65%
Target OC % before stepdown	3.65%
Target OC % after stepdown	7.30%
Other CE%		this deal has an interest rate cap that is pledged to a reserve fund which is available to cover both basis risk and credit risk. please see term sheet for reserve fund waterfall.
Total CE %	NA
Initial Excess Interest	2.334% (static libor); 2.332% (forward libor)
Orignators 1	FNLC
% Orignators 1	100.00%
Orignators 2
% Orignators 2
Orignators 3
% Orignators 3
Issuer Contact
Issuer Number
Servicers 1	JPM Chase
% Servicers 1	100%
Servicers 2
% Servicers 2
Servicers 3
% Servicers 3
Servicer Contact
Servicer Number
Master Servicer	Wells Fargo
Trustee	HSBC
Trustee Contact
Trustee Number
Credit Risk Manager	Clayton Fixed Income Services
Underwriter	FBR
Derivatives	Cap
Credit Comments
Negam
Maxim Owned
Intex Stress
Term Sheet
Hard Prossup
Elect. Prossup